SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.   )

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Trinity3 Corporation
(Name of Registrant as Specified in Charter)

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Trinity3 Corporation
1920 Main Street, Suite 980
Irvine, CA 92614

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 31, 2004

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of the Shareholders of Trinity3 Corporation (the “Company”) to be held on Monday, May 31, 2004, at 9:00 AM, Pacific Standard Time, at our corporate headquarters at 1920 Main Street, Suite 980, Irvine, CA 92614, to consider and act upon the following proposals, as described in the accompanying Information Statement:

1.   To elect two (2) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.   To approve the Company’s 2003 Incentive and Nonstatutory Stock Option Plan;

3.   To approve the Company’s 2004 Omnibus Securities and Stock Option Plan;

4.   To ratify the appointment of Mendoza Berger Company, LLP as independent auditors of the Company for the fiscal year ending December 31, 2004; and

5.   To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on April 27, 2004, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Shannon T. Squyres
Shannon T. Squyres,
Chief Executive Officer

/s/ Steven D. Hargreaves
Steven D. Hargreaves,
President
May 7, 2004
Irvine, California

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INTRODUCTION

This information statement is being mailed or otherwise furnished to stockholders of Trinity3 Corporation, a Delaware corporation (the “Company”) in connection with the upcoming annual meeting of its shareholders. This Information Statement is being first sent to stockholders on or about May 10, 2004.

Proposals

The following proposals are being presented at the meeting (the “Proposals”):

1.   To elect two (2) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.   To approve the Company’s 2003 Incentive and Nonstatutory Stock Option Plan;

3.   To approve the Company’s 2004 Omnibus Securities and Stock Option Plan;

4.   To ratify the appointment of Mendoza Berger Company, LLP as independent auditors of the Company for the fiscal year ending December 31, 2004; and

5.   To transact such other business as may properly come before the meeting or any adjournments thereof.

Vote Required

The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of common stock is entitled to one (1) vote for each share held.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on April 27, 2004 (the “Record Date”). The Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on April 26, 2004. As of the Record Date, the Company had outstanding 11,385,878 shares of common stock, and no shares of preferred stock were issued or outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Interwest Transfer Company, 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, telephone (801) 272-9294.

Vote Obtained - Section 228 of the Delaware General Corporation Law

Section 228 of the Delaware General Corporation Law (the “Delaware Law”) provides that the written consent of the holders of the outstanding shares of Voting Capital Stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the voting stock of the Company.

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Pursuant to Section 228 of the Delaware Law, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters’ or appraisal rights under the Delaware Law are afforded to the Company’s stockholders as a result of the approval of the Proposals.

PROPOSAL ONE
ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Delaware. Directors may receive compensation for their services as determined by the Board of Directors. See “Compensation of Directors.” The number of Directors as set by the Bylaws of the Company shall be no less than one (1) nor more than nine (9). Presently, the Board consists of two (2) members, namely Shannon T. Squyres and Steven D. Hargreaves, both of whom are employee-directors.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name	Age	Position(s)

Shannon T. Squyres	44	Chief Executive Officer, Secretary, and Director (2002)

Steven D. Hargreaves	45	President, Chief Financial Officer, and Director (2002)

Shannon T. Squyres joined our Board of Directors and became an officer in April 2002, along with Mr. Hargreaves, in conjunction with our acquisition of Caiban Enterprises, Inc. From 1987 to the present, Mr. Squyres has been President of Market Pathways Financial Relations Incorporated, a financial relations consulting firm working with publicly traded companies. Prior to founding Market Pathways in 1987, Mr. Squyres was a partner and director with the Newport Beach, California firm of Investor Communication Systems where he

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established and organized regional offices in Chicago, New York, Portland and San Francisco. Mr. Squyres has worked in the financial industry for over 20 years and brings a wide range of expertise to the firm with extensive experience in corporate finance, investor relations and press relations. Mr. Squyres has worked with companies in such diverse industries as automotive airbags, military ordnance, dental supplies and services, specialty medical products, energy efficiency services, steel manufacturing, cable television operations, entertainment and multimedia production, sports franchising, mortgage banking, educational products and services, snack foods, pet products, consumer electronics, and computer software, hardware and services. He earned his B.A. in Communications/Public Relations from California State University, Fullerton.

Steven D. Hargreaves joined our Board of Directors and became an officer in April 2002 in conjunction with our acquisition of Caiban Enterprises, Inc. From 1993 to the present, Mr. Hargreaves has been a Managing Director of Genesis Partners, an investment management firm involved in all aspects of equity investments. Prior to co-founding Genesis Partners, Mr. Hargreaves was employed as an equity research analyst for Dean Witter Reynolds from 1992 to 1993. Mr. Hargreaves began his professional career as a Certified Public Accountant having worked for Arthur Andersen and Ernst & Whinney. Mr. Hargreaves graduated from the University of Southern California in 1991 with a Masters of Business Administration concentrating in Finance and from California State University, Long Beach in 1983 with a Bachelor of Science in Business Administration.

Our directors do not currently serve as directors of any other reporting issuers.

Compensation of Directors

We do not have employment agreements with any of our officers or directors, and they do not receive or accrue any compensation at this time.

On May 6, 2002, we issued 150,000 options to each of Mr. Squyres and Mr. Hargreaves under our 2000 Employee Stock Option Plan as compensation for services rendered. The options are exercisable until May 6, 2007 at an exercise price of $0.825 per share.

On May 15, 2002, we issued 200,000 options to each of Mr. Squyres and Mr. Hargreaves under our 2002 Incentive and NonStatutory Stock Option Plan as compensation for services rendered. The options are exercisable until May 15, 2012 at an exercise price of $0.825 per share.

On May 31, 2003, we issued 2,500,000 options to each of Mr. Squyres and Mr. Hargreaves under our 2003 Incentive and Nonstatutory Stock Option Plan as compensation for services rendered. The options are exercisable until May 31, 2013 at an exercise price of $0.011 per share.

Board Meetings and Committees

During the fiscal year ended December 31, 2003, the Board of Directors met and took action by unanimous written consent on numerous occasions.

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We do not currently have an audit committee, primarily because until our acquisition of Skyline we have had very little business activity other than maintaining our current corporate status.

PROPOSAL TWO
APPROVAL OF THE TRINITY3 CORPORATION
2003 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

General

On May 31, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the holders of a majority of the Company’s voting stock for action by written consent, the Trinity3 Corporation Incentive and Nonstatutory Stock Option Plan (the “2003 Securities Plan”). On April 27, 2004, the Proposal was approved by written consent of a majority of the Company’s stockholders.

Purpose

    The purpose of the 2003 Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons’ contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders. In furtherance of this purpose, the 2003 Securities Plan authorizes the granting of the following types of stock-based awards (each, an “Award”):

      stock options (including incentive stock options and non-qualified stock options);
      restricted stock awards;
      unrestricted stock awards; and
      performance stock awards.

Each of these types of Awards is described below under “Awards.”

Eligibility

    Key employees (including employees who are also directors or officers), directors and certain consultants of the Company or any subsidiary are eligible to be granted Awards under the 2003 Securities Plan at the discretion of the Board of Directors. In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

      the position, relationship, responsibilities and importance of the person to the Company; and
      such other factors as the Board of Directors deems relevant.

Selected consultants may participate in the 2003 Securities Plan if:

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      the consultant renders bona fide services to the Company or one of its subsidiaries;
      the services rendered by the consultant are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and
      the consultant is a natural person who has contracted directly with the Company or a subsidiary of the Company to render such services.
Administration

The 2003 Securities Plan currently is administered by the Board of Directors. In the future, the Board of Directors may form a Compensation Committee to administer the 2003 Securities Plan. Any Compensation Committee must be comprised of at least three members, two of which must be directors and all of which must be non-employees. If a Compensation Committee is formed to administer the 2003 Securities Plan, the Board of Directors will delegate to the Compensation Committee full authority, in its discretion, to:

      select the persons to whom Awards will be granted (each a “Participant”);
      grant Awards under the 2003 Securities Plan;
      determine the number of shares to be covered by each Award;
      determine the nature, amount, pricing, timing and other terms of the Award;
      interpret, construe and implement the provisions of the 2003 Securities Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and
      terminate, modify or amend the 2003 Securities Plan.

The 2003 Securities Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Shares Subject to the Plan

    A total of 5,000,000 shares of Common Stock (subject to adjustment as described below) are reserved for issuance under the 2003 Securities Plan. Shares of common stock issued under the 2003 Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2003 Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

    Adjustment. In general, the aggregate number of shares as to which Awards may be granted to Participants under the 2003 Securities Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the Board of Directors, all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from an increase, decrease or exchange in the outstanding shares of common stock or additional shares or new or different shares are distributed in respect of such shares of common stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares.

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Fractional interests will not be issued upon any adjustments made by the Board or Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

Awards

    Stock Options. Under the 2003 Securities Plan, the Board of Directors may grant either incentive stock options or nonqualified stock options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines.

The exercise price for each stock option is determined by the Board of Directors. Stock options must have an exercise price of at least 85% (100% in the case of incentive stock options, or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted. Under the 2003 Securities Plan, the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

No stock option may be exercised after the expiration of ten years from the date of grant. Pursuant to the 2003 Securities Plan, the aggregate fair market value of the common stock, for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during anyone calendar year shall not exceed $100,000.

A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

    The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable. However, the Board of Directors may not increase the total number of shares subject to an option.

    Subject to the foregoing and the other provisions of the 2003 Securities Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

    Restricted Stock. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions expire or are terminated. In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

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    The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant. Subject to any limitations imposed by the applicable Award Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

    The 2003 Securities Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

    Unrestricted Stock. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of Common Stock free of any vesting restrictions under the 2003 Securities Plan. The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

    Performance Stock Awards. The Board of Directors may make performance stock awards under the 2003 Securities Plan based upon terms it deems appropriate. The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the 2003 Securities Plan. The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

      net income;
      pre-tax income;
      operating income;
      cash flow;
      earnings per share;
      return on equity;
      return on invested capital or assets;
      cost reductions or savings;
      funds from operations;
      appreciation in the fair market value of the common stock;
      earnings before any one or more of the following: interest, taxes, depreciation or amortization; and
      such other criteria deemed appropriate by the Board of Directors.

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    The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the 2003 Securities Plan, amend any and all performance criteria specified under any performance stock award.

Federal Income Tax Consequences

    The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

    Tax Withholding. If a distribution is made under this 2003 Securities Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

    Deductibility of Awards. Company deductions for Awards granted under the 2003 Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) which generally limits the Company’s deduction for non-performance based compensation to $1.0 million per year for the Company’s CEO and its other four (4) most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

    Incentive Stock Options. Pursuant to the 2003 Securities Plan, employees may be granted stock options that are intended to qualify as “incentive stock options” under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

    If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term, depending on the length of time the optionee held the shares.

    If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

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    Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

    Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

    Reload Option Rights. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

    Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

    Unrestricted Stock. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

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Performance Stock Awards. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Other Tax Matters. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

      a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and
     the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.
Grants Under the 2003 Securities Plan

As of the date of this Information Statement, the Company has granted options to acquire all 5,000,000 shares of common stock under the 2003 Securities Plan.

PROPOSAL THREE
APPROVAL OF THE TRINITY3 CORPORATION
2004 OMNIBUS SECURITIES AND STOCK OPTION PLAN

General

On April 26, 2004, the Board of Directors of the Company approved, declared it advisable, and in the Company’s best interests, and directed that there be submitted to the holders of a majority of the Company’s voting stock for action by written consent, the Trinity3 Corporation 2004 Omnibus Securities and Stock Option Plan (the “2004 Securities Plan”). On April 27, 2004, the Proposal was approved by written consent of a majority of the Company’s stockholders.

Purpose

The purpose of the 2004 Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons’ contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders. In furtherance of this purpose, the 2004 Securities Plan authorizes the granting of the following types of stock-based awards (each, an “Award”):

      stock options (including incentive stock options and non-qualified stock options);

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        restricted stock awards;
        unrestricted stock awards; and
        performance stock awards.

  Each of these types of Awards is described below under “Awards.”

  Eligibility

      Key employees (including employees who are also directors or officers), directors and certain consultants of the Company or any subsidiary are eligible to be granted Awards under the 2004 Securities Plan at the discretion of the Board of Directors. In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

        the position, relationship, responsibilities and importance of the person to the Company; and
        such other factors as the Board of Directors deems relevant.

  Selected consultants may participate in the 2004 Securities Plan if:

        the consultant renders bona fide services to the Company or one of its subsidiaries;
        the services rendered by the consultant are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and
        the consultant is a natural person who has contracted directly with the Company or a subsidiary of the Company to render such services.
  Administration

  The 2004 Securities Plan currently is administered by the Board of Directors. In the future, the Board of Directors may form a Compensation Committee to administer the 2004 Securities Plan. Any Compensation Committee must be comprised of at least two non-employee directors. If a Compensation Committee is formed to administer the 2004 Securities Plan, the Board of Directors will delegate to the Compensation Committee full authority, in its discretion, to:

        select the persons to whom Awards will be granted (each a “Participant”);
        grant Awards under the 2004 Securities Plan;
        determine the number of shares to be covered by each Award;
        determine the nature, amount, pricing, timing and other terms of the Award;
        interpret, construe and implement the provisions of the 2004 Securities Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and
        terminate, modify or amend the 2004 Securities Plan.
  The 2004 Securities Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

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  Shares Subject to the Plan

      A total of 2,000,000 shares of Common Stock (subject to adjustment as described below) are reserved for issuance under the 2004 Securities Plan. Shares of common stock issued under the 2004 Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2004 Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

      Adjustment. In general, the aggregate number of shares as to which Awards may be granted to Participants under the 2004 Securities Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the Board of Directors, all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from an increase, decrease or exchange in the outstanding shares of common stock or additional shares or new or different shares are distributed in respect of such shares of common stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares.

      Fractional interests will not be issued upon any adjustments made by the Board or Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

  Awards

      Stock Options. Under the 2004 Securities Plan, the Board of Directors may grant either incentive stock options or nonqualified stock options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines.

      The exercise price for each stock option is determined by the Board of Directors. The exercise price for non-incentive stock option is not subject to any minimum price and the exercise price does not have to be determined based on the fair market value of our stock. Incentive stock options must have an exercise price of at least 100% (or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted. Under the 2004 Securities Plan, fair market value of the common stock for a particular date is generally the last trade price or the closing bid price for the stock as quoted on the OTC Bulletin Board on such date.

      No stock option may be exercised after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 2004 Securities Plan, the aggregate fair market value of the common stock, for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during anyone calendar year shall not exceed $100,000.

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      A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

      The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable. However, the Board of Directors may not increase the total number of shares subject to an option.

      Subject to the foregoing and the other provisions of the 2004 Securities Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

      Restricted Stock. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions expire or are terminated. In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

      The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant. Subject to any limitations imposed by the applicable Award Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

      The 2004 Securities Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

      Unrestricted Stock. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of Common Stock free of any vesting restrictions under the 2004 Securities Plan. The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

      Performance Stock Awards. The Board of Directors may make performance stock awards under the 2004 Securities Plan based upon terms it deems appropriate. The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the 2004 Securities Plan. The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

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        net income;
        pre-tax income;
        operating income;
        cash flow;
        earnings per share;
        return on equity;
        return on invested capital or assets;
        cost reductions or savings;
        funds from operations;
        appreciation in the fair market value of the common stock;
        earnings before any one or more of the following: interest, taxes, depreciation or amortization; and
        such other criteria deemed appropriate by the Board of Directors.
      The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the 2004 Securities Plan, amend any and all performance criteria specified under any performance stock award.

  Federal Income Tax Consequences

      The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

      Tax Withholding. If a distribution is made under this 2004 Securities Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

      Deductibility of Awards. Company deductions for Awards granted under the 2004 Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) which generally limits the Company’s deduction for non-performance based compensation to $1.0 million per year for the Company’s CEO and its other four (4) most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).
      Incentive Stock Options. Pursuant to the 2004 Securities Plan, employees may be granted stock options that are intended to qualify as “incentive stock options” under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

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      If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term, depending on the length of time the optionee held the shares.

      If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

      Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

      Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

      Reload Option Rights. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

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      Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

      Unrestricted Stock. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

      Performance Stock Awards. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

      Other Tax Matters. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

        a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and
        the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

  Grants Under the 2004 Securities Plan

  As of the date of this Information Statement, no employee has been granted Options or Shares under the 2004 Securities Plan.

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  PROPOSAL FOUR
  RATIFICATION OF APPOINTMENT
  OF INDEPENDENT AUDITORS

  The Board of Directors has appointed Mendoza Berger Company, LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004, and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

  Representatives of Mendoza Berger are not expected to be present at the annual meeting.

  Audit Fees

  During the fiscal years ended December 31, 2003 and 2002, the Company accrued or paid Mendoza Berger & Company, LLP a total of $11,000 and $22,500, respectively, for professional services rendered in connection with performance of our independent audits of our annual financial statements and reviews of financial statements included in our Form 10-QSB.

  Tax Fees

  During the fiscal years ended December 31, 2003 and 2002, the Company accrued or paid Mendoza Berger & Company, LLP a total of $-0- and $3,080, respectively, in fees for professional services for tax planning and preparation.

  All Other Fees

  During the fiscal years ended December 31, 2003 and 2002, the Company did not accrue nor pay Mendoza Berger & Company, LLP, for any other fees.

  Of the fees described above, 100% were approved by the Board of Directors of the Company as there was not an Audit Committee in place at the time of the approvals.

  OTHER INFORMATION

  Directors and Executive Officers

  The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position(s)

Shannon T. Squyres	44	Chief Executive Officer, Secretary, and Director (2002)

Steven D. Hargreaves	45	President, Chief Financial Officer, and Director (2002)

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  Shannon T. Squyres joined our Board of Directors and became an officer in April 2002, along with Mr. Hargreaves, in conjunction with our acquisition of Caiban Enterprises, Inc. From 1987 to the present, Mr. Squyres has been President of Market Pathways Financial Relations Incorporated, a financial relations consulting firm working with publicly traded companies. Prior to founding Market Pathways in 1987, Mr. Squyres was a partner and director with the Newport Beach, California firm of Investor Communication Systems where he established and organized regional offices in Chicago, New York, Portland and San Francisco. Mr. Squyres has worked in the financial industry for over 20 years and brings a wide range of expertise to the firm with extensive experience in corporate finance, investor relations and press relations. Mr. Squyres has worked with companies in such diverse industries as automotive airbags, military ordnance, dental supplies and services, specialty medical products, energy efficiency services, steel manufacturing, cable television operations, entertainment and multimedia production, sports franchising, mortgage banking, educational products and services, snack foods, pet products, consumer electronics, and computer software, hardware and services. He earned his B.A. in Communications/Public Relations from California State University, Fullerton

  Steven D. Hargreaves joined our Board of Directors and became an officer in April 2002 in conjunction with our acquisition of Caiban Enterprises, Inc. From 1993 to the present, Mr. Hargreaves has been a Managing Director of Genesis Partners, an investment management firm involved in all aspects of equity investments. Prior to co-founding Genesis Partners, Mr. Hargreaves was employed as an equity research analyst for Dean Witter Reynolds from 1992 to 1993. Mr. Hargreaves began his professional career as a Certified Public Accountant having worked for Arthur Andersen and Ernst & Whinney. Mr. Hargreaves graduated from the University of Southern California in 1991 with a Masters of Business Administration concentrating in Finance and from California State University, Long Beach in 1983 with a Bachelor of Science in Business Administration.

  Audit Committee

  We do not currently have an audit committee, primarily because until our acquisition of Skyline we have had very little business activity other than maintaining our current corporate status.

  Compensation Committee

  We do not currently have a compensation committee, primarily because until our acquisition of Skyline we have had very little business activity other than maintaining our current corporate status.

  Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  During the two most recent fiscal years, to the Company’s knowledge, the following delinquencies occurred:

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Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
Steven D. Hargreaves	-0-	-0-	5
Shannon T. Squyres	-0-	-0-	5

  Code of Ethics

  On March 25, 2003, our Board of Directors unanimously adopted a Code of Ethics that applies to each of our employees, officers, and directors. Our Code of Ethics is designed to promote honest and ethical conduct, full, fair and accurate disclosure, and compliance with all applicable laws, rules and regulations.

  Executive Compensation

  The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2003 and 2002. In addition, the table shows compensation for our current executive officers. Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

		Annual Compensation			Long Term Compensation

					Awards		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

Shannon T. Squyres,	2003	-$1-	-0-	-0-	-0-	2,500,000	-0-	-0-
CEO and Secretary	2002	-0-	-0-	-0-	-0-	350,000	-0-	-0-

Steven D. Hargreaves,	2003	-$1-	-0-	-0-	-0-	2,500,000	-0-	-0-
President	2002	-0-	-0-	-0-	-0-	350,000	-0-	-0-

OPTION/SAR GRANTS IN LAST FISCAL YEAR (Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted To Employees In Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Shannon T. Squyres	2,500,000	50%	$0.011	5/31/13

Steven D. Hargreaves	2,500,000	50%	$0.011	5/31/13

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AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Unexercised Securities Underlying Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Option/SARs at FY-End ($) Exercisable/Unexercisable

Shannon T. Squyres	N/A	N/A	N/A	N/A
Steven D. Hargreaves	N/A	N/A	N/A	N/A

  We do not have employment agreements with any of our officers or directors, and they do not receive or accrue any compensation at this time.

  On May 6, 2002, we issued 150,000 options to each of Mr. Squyres and Mr. Hargreaves under our 2000 Employee Stock Option Plan as compensation for services rendered. The options are exercisable until May 6, 2007 at an exercise price of $0.825 per share.

  On May 15, 2002, we issued 200,000 options to each of Mr. Squyres and Mr. Hargreaves under our 2002 Incentive and NonStatutory Stock Option Plan as compensation for services rendered. The options are exercisable until May 15, 2012 at an exercise price of $0.825 per share.

  On May 31, 2003, we issued 2,500,000 options to each of Mr. Squyres and Mr. Hargreaves under our 2003 Incentive and Nonstatutory Stock Option Plan as compensation for services rendered. The options are exercisable until May 31, 2013 at an exercise price of $0.011 per share.

  Certain Relationships and Related Transactions

  On April 12, 2002, we entered into an Agreement and Plan of Merger with Caiban Holdings Inc., a Delaware corporation, Caiban Enterprises, Inc., Shannon T. Squyres, Steven D. Hargreaves, Michael Kwok, and Harold Radie (collectively, the “Caiban Stockholders”). Pursuant to the terms of the Agreement and Plan of Merger which closed on April 23, 2002, Caiban Enterprises, Inc. acquired all of the issued and outstanding shares of capital stock of Caiban Holdings, Inc. from the Caiban Stockholders in exchange for an aggregate of 7,835,200 newly issued shares of our common stock, with Shannon Squyres and Steven Squyres receiving 3,800,072 shares each (after giving effect to the 1-for-5 reverse stock split effective March 31, 2003. Concurrently, Caiban Enterprises, Inc. was merged into Caiban Holdings, Inc. and Caiban Holdings, Inc. became our wholly-owned subsidiary. As a condition to the Agreement and Plan of Merger, our directors prior to the transaction were required to resign and appoint Shannon Squyres and Steven Hargreaves as our executive officers and members of our Board of Directors.

  Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth, as of April 27, 2004, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

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Common Stock

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	Steven D. Hargreaves (2) 1920 Main Street, Suite 980 Irvine, CA 92614	6,650,072 (3)	46.7% (3)

Common Stock	Shannon T. Squyres (2) 1920 Main Street, Suite 980 Irvine, CA 92614	6,650,072 (4)	46.7% (4)

Common Stock	Chris A. McDonald 1280 Bison Street Newport Beach, CA 92660	700,000	6.0%

	All Officers and Directors as a Group (2 Persons)	13,300,144 (3)(4)	77.8% (3)(4)

  (1)   Unless otherwise indicated, based on 11,385,878 shares of common stock outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

  (2)   Indicates a Director and Officer of the Company.

  (3)   Includes 2,500,000 shares of common stock which may be acquired upon the exercise of options at $0.011 per share, 150,000 shares of common stock which may be acquired upon the exercise of options at $0.825 per share, and 200,000 shares of common stock which may be acquired upon the exercise of options at $0.825 per share.

  (4)   Includes 2,500,000 shares of common stock which may be acquired upon the exercise of options at $0.011 per share, 150,000 shares of common stock which may be acquired upon the exercise of options at $0.825 per share, and 200,000 shares of common stock which may be acquired upon the exercise of options at $0.825 per share.

  The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. The issuer is not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. There are no classes of stock other than common stock issued or outstanding. There are no current arrangements which will result in a change in control.

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  SHAREHOLDER PROPOSALS

      Any shareholder desiring to submit a proposal for action at the 2005 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting, should arrange for such proposal to be delivered to the Company's offices, located at 1920 Main Street, Suite 980, Irvine, CA 92614, addressed to the corporate Secretary, no later than March 15, 2005, in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in June 2005.

  On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

  OTHER MATTERS

  The Company has enclosed a copy of the Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 2003 with this Information Statement.

By Order of the Board of Directors

/s/ Shannon T. Squyres
Shannon T. Squyres,
Chief Executive Officer

/s/ Steven D. Hargreaves
Steven D. Hargreaves,
President
May 7, 2004
Irvine, California

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